UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             -----------------------

                                    FORM 8-K/A

                            AMENDMENT TO REPORT FILED

                             -----------------------

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


                        Date of Report: November 30, 2005

                                  TIFFANY & CO.

             (Exact name of Registrant as specified in its charter)



         Delaware               1-9494                       13-3228013
(State or other jurisdiction  (Commission File Number)    (I.R.S. Employer
    of incorporation)                                    Identification No.)


  727 Fifth Avenue, New York, New York                          10022
(Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code:  (212) 755-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Form 8-K/A amends the Form 8-K filed by the Company dated November 30, 2005 and filed with the Commission November 30, 2005. The Form 8-K was filed to report the earnings and results of operations for the third quarter ending October 31, 2005. The third quarter ending was erroneously stated to be November 30, 2005, and that date should have been October 31, 2005.


Item 2.02.      Results of Operations and Financial Condition.

On November 30, 2005, Registrant issued a press release announcing its unaudited earnings and results of operations for the third quarter ended October 31, 2005. A copy of the November 30, 2005 press release is attached hereto as Exhibit 99.1 to this Form 8-K.

The information in this Current Report on Form 8-K is being furnished pursuant to Item 2.02 Results of Operations and Financial Condition. In accordance with General Instruction B.2 of Form 8-K, the information in this report shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly stated by specific reference in such filing.


Item 9.01.      Financial Statements and Exhibits.

    (c)         Exhibits

                99.1  Press Release dated November 30, 2005.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          TIFFANY & CO.


                                      BY: /s/ Patrick B. Dorsey
                                          ______________________________________
                                          Patrick B. Dorsey
                                          Senior Vice President, General Counsel
                                          and Secretary



Date:  November 30, 2005

                                  EXHIBIT INDEX


Exhibit No.     Description

99.1            Text of Press Release issued by Tiffany & Co., dated
                November 30, 2005.